Exhibit 99.1

Burlington Stores, Inc. Announces Addition to its Board of Directors

Mary Ann Tocio Appointed to the Board

BURLINGTON, N.J.; December 22, 2015 --(BUSINESS WIRE)-- Burlington Stores, Inc. (NYSE:BURL), a nationally recognized off-price retailer of high-quality, branded apparel at everyday low prices, today announced that Mary Ann Tocio, former President and Chief Operating Officer of Bright Horizons Family Solutions, Inc. (NYSE:BFAM) is joining its Board of Directors, effective immediately. Following this announcement, the Board will include nine members with significant experience across the financial, retail, marketing, and consumer products sectors.

Tom Kingsbury, President, CEO and Chairman of the Board, stated, “I am delighted to welcome Mary Ann to the Burlington Stores Board.  Her strong leadership and operational experience will be very valuable to our Company.  We will look to leverage Mary Ann’s skills and business acumen in our ongoing efforts to capitalize on our enhanced off-price operating model.  I look forward to Mary Ann’s counsel and know she will make significant contributions to our Board.”

Ms. Tocio has over 30 years of leadership experience.  She retired from Bright Horizons in July 2015 after 23 years with that company, most recently as its President and Chief Operating Officer.  Prior to Bright Horizons, Ms. Tocio served in several positions with Wellesley Medical Management, Inc. (Health Stop), including Senior Vice President of Operations.  In addition to Burlington Stores, Ms. Tocio serves on the boards of Bright Horizons (NYSE:BFAM), Civitas Solutions (NYSE:CIVI), CareWell Urgent Care, and is Chairman of the Board of Harvard Pilgrim Health Care.  She previously served as a director of Mac-Gray Corporation, Telecare Corporation, and Zany Brainy, Inc.  Ms. Tocio received an M.B.A. from Simmons College School of Management.

About Burlington Stores, Inc.

The Company, through its wholly-owned subsidiaries, operates a national chain of off-price retail stores offering ladies’, men’s and children’s apparel and accessories, home goods, baby products and coats, principally under the name Burlington Stores.

For more information about Burlington Stores, Inc., visit the Company's website at www.burlingtonstores.com.

Investor Relations Contacts:

Robert L. LaPenta, Jr.

855-973-8445
Info@BurlingtonInvestors.com

Allison Malkin

Melissa Calandruccio

ICR, Inc.

203-682-8225

Safe Harbor for Forward-Looking and Cautionary Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (Exchange Act). All statements other than statements of historical fact included in this release are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. We do not undertake to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied in such statements will not be realized. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those we expected, including competition in the retail industry, seasonality of our business, adverse weather conditions, changes in consumer preferences and consumer spending patterns, import risks, inflation, general economic conditions, our ability to implement our strategy, our substantial level of indebtedness and related debt-service obligations, restrictions imposed by covenants in our debt agreements, availability of adequate financing, our dependence on vendors for our merchandise, events affecting the delivery of merchandise to our stores, existence of adverse litigation and risks, availability of desirable locations on suitable terms and other factors that may be described from time to time in our filings with the Securities and Exchange Commission (SEC). For each of these factors, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.